                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
                                 SCHEDULE 14A
          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )
Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]
Check the appropriate box:
[ ]  Preliminary Proxy Statement
[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials
[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12
                              Global Sports, Inc.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)
                                 Not Applicable
--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant) Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
     (1) Title of each class of securities to which transaction applies:
     -------------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
     -------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
     -------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
     -------------------------------------------------------------------------
     (5) Total fee paid:
     -------------------------------------------------------------------------
[_]  Fee paid previously with preliminary materials.
[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid:
     -------------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:
     -------------------------------------------------------------------------
     (3) Filing Party:
     -------------------------------------------------------------------------
     (4) Date Filed:
     -------------------------------------------------------------------------
Notes:

[LOGO] Global Sports
               Inc.
                                                                 April 26, 2002

Dear Stockholder:

   You are cordially invited to attend the Annual Meeting of Stockholders of Global Sports, Inc. which will be held on Thursday, May 23, 2002 at 10:00 a.m. local time at the Radisson Hotel Valley Forge, 1160 First Avenue, King of Prussia, PA 19406. The official notice of the Annual Meeting together with a proxy statement and proxy card are enclosed. Please give this information your careful attention.

   At the meeting, stockholders of Global Sports are being asked to elect eight directors of Global Sports, to approve an amendment to Global Sports' certificate of incorporation to change its corporate name to GSI Commerce, Inc. and to act upon such other business as may properly come before the meeting.

   Whether or not you expect to attend the meeting in person, it is important that your shares be voted at the meeting. I urge you to specify your choices by marking the enclosed proxy and returning it promptly.

                                          Sincerely,

                                          /s/ Michael G. Rubin
                                          Michael G. Rubin
                                          Chairman of the Board, President
                                          and Chief Executive Officer

        1075 First Avenue, King of Prussia, PA 19406    (610) 265-3229

[LOGO] Global Sports
               Inc.

                              GLOBAL SPORTS, INC.
                               1075 FIRST AVENUE
                           KING OF PRUSSIA, PA 19406

                               -----------------

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            to be held May 23, 2002

                               -----------------

To Our Stockholders:

   Notice is hereby given that the Annual Meeting of Stockholders (the "Annual Meeting") of Global Sports, Inc. ("Global Sports") will be held on Thursday, May 23, 2002, at 10:00 a.m. local time, at the Radisson Hotel Valley Forge, 1160 First Avenue, King of Prussia, PA 19406, for the following purposes:

      1. To elect eight directors, as more fully described in the accompanying Proxy Statement;

      2. To approve the amendment of Global Sports' Certificate of Incorporation to change Global Sports' name to GSI Commerce, Inc.; and

      3. To act upon such other business as may properly come before the Annual Meeting or any postponement or adjournment thereof.

   The Board of Directors is not aware of any other business to come before the Annual Meeting.

   The Board of Directors has fixed March 26, 2002 as the record date for the determination of stockholders entitled to vote at the Annual Meeting. Only stockholders of record at the close of business on that date will be entitled to notice of, and to vote at, the Annual Meeting.

   YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING IN PERSON. WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON, YOU ARE URGED TO SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE; NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                          By Order of the Board of Directors,

                                          /s/ Arthur H. Miller
                                          Arthur H. Miller
                                          Secretary

King of Prussia, Pennsylvania
April 26, 2002

                              Global Sports, Inc.
                               1075 First Avenue
                           King of Prussia, PA 19406

                               -----------------
                                PROXY STATEMENT
                               -----------------

   The accompanying Proxy is solicited by and on behalf of the Board of Directors of Global Sports, Inc. ("Global Sports" or the "Company") for the Annual Meeting of Stockholders (the "Annual Meeting") to be held on Thursday, May 23, 2002, at 10:00 a.m. local time, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders, and at any postponement or adjournment thereof. The Annual Meeting will be held at the Radisson Hotel Valley Forge, 1160 First Avenue, King of Prussia, PA 19406. Unless the context requires otherwise, all references herein to Global Sports refer to Global Sports, Inc. and its subsidiaries. This Proxy Statement, the Notice of Annual Meeting and the Proxy are first being mailed to stockholders on or about April 29, 2002.

   The cost of soliciting proxies will be borne by Global Sports. In addition to solicitation by mail, proxies may be solicited in person or by telephone, telegraph, e-mail or fax by directors, officers or employees of Global Sports without additional compensation. Upon request by brokers, dealers, banks or voting trustees, or their nominees who are record holders of Global Sports Common Stock, Global Sports will pay the reasonable expenses incurred by such record holders for mailing proxy materials to any beneficial owners of the Common Stock.

Record Date and Quorum

   Only stockholders of record at the close of business on March 26, 2002 (the "Record Date") will be entitled to notice of, and to vote at, the Annual Meeting. As of the Record Date, Global Sports had 38,536,797 shares of Common Stock issued and outstanding and 400 shares of Series A Preferred Stock issued and outstanding. Each share of Common Stock outstanding is entitled to one vote on each matter which may be brought before the Annual Meeting. The shares of Series A Preferred Stock outstanding have no voting rights with respect to any matter which may be brought before the Annual Meeting.

   In order for a quorum to be present at the Annual Meeting, a majority of the outstanding shares of Global Sports Common Stock as of the close of business on the Record Date must be present in person or represented by proxy at the Annual Meeting. All such shares that are present in person or represented by proxy at the Annual Meeting, including abstentions and broker non-votes will be counted in determining whether a quorum is present.

Voting of Shares

   A Proxy is enclosed. If properly executed and received in time for voting, and not revoked, the enclosed Proxy will be voted in accordance with the instructions indicated by the stockholders. If no instructions to the contrary are indicated, the persons named in the enclosed Proxy will vote all shares of Common Stock represented by such Proxy:

      (i) FOR election of all nominees for director named in this Proxy
   Statement;

      (ii) FOR approval of the amendment of Global Sports' Certificate of Incorporation to change its name to GSI Commerce, Inc.; and

      (iii) in the discretion of the persons named in the enclosed Proxy as to any other matter that may properly come before the Annual Meeting.

   The election of directors will be determined by a plurality vote. The affirmative vote of a majority of the shares of Common Stock outstanding on the Record Date is required to approve the amendment of Global Sports' Certificate of Incorporation. An abstention, withholding of authority to vote or broker non-vote on any proposal, other than the election of directors, will have the same legal effect as a vote "against" the proposal.

Revocation of Proxies

   Sending in a signed Proxy will not affect the stockholder's right to attend the Annual Meeting and vote in person since the Proxy is revocable. Any stockholder giving a Proxy has the power to revoke it by delivering a later dated Proxy or giving written notice to the Secretary of Global Sports at any time before the Proxy is exercised. Attendance at the Annual Meeting will not, by itself, revoke a Proxy.

Change in Fiscal Year End

   For all years prior to 1999, Global Sports' fiscal year ended on December
31. Effective for 1999, Global Sports changed its fiscal year from the last day of December to the Saturday nearest the last day of December. As used in this Proxy Statement, "fiscal 1999", "fiscal 2000" and "fiscal 2001" refer to Global Sports' fiscal years ended January 1, 2000, December 30, 2000 and December 29, 2001, respectively, and "fiscal 2002" refers to Global Sports' fiscal year ending December 28, 2002.

                       PROPOSAL 1--ELECTION OF DIRECTORS

   Global Sports' Bylaws, as amended, provide that the number of directors shall be set at nine unless otherwise determined by the Board of Directors. The Board of Directors has set the number of directors at eight. The following table sets forth certain information regarding the nominees for election to the Board of Directors to serve for one-year terms until the 2003 Annual Meeting and until their respective successors are elected and qualified. All of the nominees currently serve as directors of Global Sports.

                                                                                Director
Name                     Age(1)         Position(s) Held in the Company          Since
----                     ------ ----------------------------------------------- --------
Michael G. Rubin           29   Chairman, President and Chief Executive Officer   1995
Kenneth J. Adelberg        49   Director                                          1995
M. Jeffrey Branman         46   Director                                          2001
Ronald D. Fisher           54   Director                                          2000
Harvey Lamm (2)(3)         66   Director                                          1998
Mark S. Menell (3)         37   Director                                          2000
Michael S. Perlis (2)(3)   49   Director                                          2001
Jeffrey F. Rayport (2)     42   Director                                          1999

--------
(1) As of March 30, 2002.
(2) Member of Compensation Committee.
(3) Member of Audit Committee.

   The principal occupation of each nominee for election to the Board of Directors is set forth below.

   Michael G. Rubin has served as Global Sports' Chairman of the Board and Chief Executive Officer since July 1995 and as Global Sports' President since June 2000. Mr. Rubin was named Entrepreneur of the Year in 1994 and 2000 at the Greater Philadelphia Entrepreneur of the Year Awards sponsored by Ernst & Young. Mr. Rubin attended Villanova University, Villanova, Pennsylvania.

   Kenneth J. Adelberg has been one of Global Sports' directors since July 1995. Mr. Adelberg has served as President and Chief Executive Officer of HiFi House Group of Companies, a privately-held company based in Broomall, Pennsylvania, since 1987. Mr. Adelberg is a director and founding stockholder of US Wats, Inc., a publicly-traded company specializing in business telecommunications services, located in Bala Cynwyd, Pennsylvania, which was established in 1989. Mr. Adelberg is a founding stockholder and director of Republic Bank, Philadelphia, Pennsylvania, a publicly-traded bank which has been in operation since 1989. Mr. Adelberg is also a director of Trackpower, Inc. Mr. Adelberg holds Bachelor of Science degrees in Biophysics and Physiological Psychology from Pennsylvania State University and attended the MBA program at Drexel University, Philadelphia, Pennsylvania.

   M. Jeffrey Branman has been one of Global Sports' directors since October 2001. Mr. Branman has served as President of Interactive Technology Partners, a subsidiary of Comcast Corporation since April 2000. Interactive Technology Partners serves as financial advisor to Interactive Technology Holdings, LLC, a joint venture of Comcast Corporation and QVC, Inc. From March 1996 to February 2000, Mr. Branman was Senior Vice President Corporate Development of Foot Locker, Inc. and Chief Executive Officer of FootLocker.com, the internet and direct marketing subsidiary of Foot Locker. Mr. Branman is also Chairman of Commerce Technologies, Inc. Mr. Branman is a graduate of the University of California, Berkeley and the Carnegie Mellon University Graduate School of Industrial Administration.

   Ronald D. Fisher has been one of Global Sports' directors since March 2000. Mr. Fisher currently serves as the Vice Chairman of SOFTBANK Holdings, Inc. and Chief Executive Officer of SOFTBANK Global Ventures, a global private equity organization. He joined SOFTBANK in October 1995. From January 1990 to September 1995, Mr. Fisher was Chief Executive Officer of Phoenix Technologies, Ltd., a developer and marketer of system software products. Mr. Fisher is also a director of SOFTBANK Corporation, E*TRADE Group, Inc., InsWeb Corporation, Key3media Group, Inc., PeoplePC, Inc and OptiMark Technologies. Mr. Fisher received a Bachelor of Commerce degree from the University of Witwatersand in South Africa and an MBA from Columbia University.

   Harvey Lamm has been one of Global Sports' directors since April 1998. Mr. Lamm has served as a director and Chief Executive Officer of Vintek Corporation, a privately-held company based in Philadelphia,

Pennsylvania since 1996. Vintek specializes in automated title management and the development of tools to reduce cost and manage risk for automotive finance institutions. From 1990 to 1996, Mr. Lamm spent his time managing his investments. From 1967 until 1990, Mr. Lamm served as Chairman of the Board, Chief Executive Officer, President and Chief Operating Officer of Subaru of America, Inc., until its acquisition by Fuji Heavy Industries Ltd. Mr. Lamm helped found Subaru of America, which was the exclusive importer of Subaru brand vehicles in the United States and was a publicly traded company listed on the Nasdaq National Market. Mr. Lamm holds degrees from Pennsylvania State University and Drexel University.

   Mark S. Menell has been one of Global Sports' directors since April 2000. Mr. Menell has been a partner of Rustic Canyon Ventures since January 2000. From August 1990 to January 2000, Mr. Menell was an investment banker at Morgan Stanley Dean Witter, most recently as Principal and co-head of Morgan Stanley Dean Witter's Technology Mergers and Acquisitions Group, based in Menlo Park, CA. Mr. Menell received a B.A. magna cum laude in economics from the University of Pennsylvania and a B.S. magna cum laude in finance and an MBA from the University of Pennsylvania's Wharton School of Business.

   Michael S. Perlis has been once of Global Sports' directors since May 2001. Mr. Perlis has been a Managing Partner of SOFTBANK Capital Partners LP since July 2000. From November 1998 to June 2000, Mr. Perlis was employed by Ziff-Davis Inc., most recently as President & Chief Executive Officer. While at Ziff-Davis, Mr. Perlis was responsible for the portfolio of Ziff-Davis owned and licensed titles. From June 1996 to October 1998, Mr. Perlis served as President, Chief Operating Officer and Partner of TVSM Inc., a publisher of system specific television listing and guidance publications. Mr. Perlis received a B.A. from Syracuse University.

   Dr. Jeffrey F. Rayport has been one of Global Sports' directors since April 1999. Dr. Rayport has been Chief Executive Officer of Marketspace LLC, an information industries strategy and research business of Monitor Group, headquartered in Cambridge, Massachusetts, since September, 1998. Dr. Rayport has also been a faculty member in the Service Management Unit at the Harvard Business School since prior to 1995. Dr. Rayport went on leave from the Harvard Business School in September, 1998. Dr. Rayport earned an A.B. from Harvard College, an M.Phil. in International Relations at the University of Cambridge and an A.M. in the History of American Civilization and a Ph.D. in Business History at Harvard University. Dr. Rayport is also a director of BeFree, Inc. and MarketWatch.com, Inc.

   The stock purchase agreements pursuant to which certain funds affiliated with SOFTBANK America Inc. ("SOFTBANK") acquired their shares of Global Sports Common Stock provide that SOFTBANK has the right to designate up to two members of Global Sports' Board of Directors, depending on the number of shares of Global Sports Common Stock held by SOFTBANK. Additionally, one of the SOFTBANK directors will be entitled to serve as a member of each committee of the Board of Directors. Messrs. Fisher and Perlis are the SOFTBANK nominees for election to the Board of Directors at the Annual Meeting. The stock purchase agreement pursuant to which Rustic Canyon Ventures, L.P., f/k/a TMCT Ventures, L.P. ("Rustic Canyon") acquired its shares of Global Sports Common Stock provides that Rustic Canyon has the right to designate one member of Global Sports' Board of Directors. Mr. Menell is the Rustic Canyon nominee for election to the Board of Directors at the Annual Meeting. The stock purchase agreement pursuant to which Interactive Technology Holdings, LLC ("ITH") acquired its shares of Global Sports Common Stock provides that ITH has the right to designate up to two members of Global Sports' Board of Directors, depending on the number of shares of Global Sports Common Stock held by ITH. Additionally, one of the ITH directors will be entitled to serve as a member of each committee of the Board of Directors. Mr. Branman is the ITH nominee for election to the Board of Directors at the Annual Meeting. ITH has not nominated its second member of Global Sports' Board of Directors.

   THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR ELECTION OF ALL OF THE NOMINEES FOR DIRECTORS.

Board, Committees and Attendance at Meetings

   The Board of Directors of Global Sports held 10 meetings during fiscal 2001. During fiscal 2001, no director attended fewer than 75% of the aggregate of (i) the total number of Board meetings held during the period for which he was a director and (ii) the total number of meetings held by committees of the Board of Directors on which he served, during the period he served, except that Mr. Rayport was unable to attend four Board meetings and that Mr. Lamm was unable to attend three Board meetings. The following is a description of each of the committees of the Board of Directors of Global Sports.

   Audit Committee. Since May 2001, the members of the Audit Committee have been Messrs. Lamm, Menell and Perlis. The Audit Committee reviews Global Sports' audited financial statements and the independence of the independent auditors and makes recommendations to the Board of Directors concerning Global Sports' accounting practices and policies and the selection of independent accountants. The responsibilities of the Audit Committee are described in the Audit Committee Charter adopted by the Audit Committee and the Board of Directors, a copy of which is filed with the Securities and Exchange Commission. Each member of the Audit Committee is independent, as defined in Rule 4200(a)(15) of the National Association of Securities Dealers' listing standards. The Audit Committee held six meetings during fiscal 2001.

   Compensation Committee. Since May 2001, the members of the Compensation Committee have been Messrs. Lamm, Perlis and Rayport. The Compensation Committee is responsible for establishing salaries, bonuses and other compensation for the executive officers and administers Global Sports' stock option plans. The Compensation Committee held six meetings during fiscal 2001.

Compensation of Directors

   Under Global Sports' current policy, as compensation for their service as directors of Global Sports, each non-employee director receives an option to purchase 25,000 shares of Global Sports Common Stock upon his or her initial election as a director and an option to purchase 10,000 shares of Global Sports Common Stock on each subsequent annual election as a director. The directors do not receive any cash compensation for their services on behalf of Global Sports but are reimbursed for reasonable travel and lodging expenses incurred in attending meetings of the Board of Directors and any Committee. Mr. Rubin, the only director who is also an officer of Global Sports, does not receive any separate fee for acting in his capacity as a director.

   On September 19, 1995, the Board of Directors adopted, and on November 15, 1995, the stockholders approved, the 1995 Non-Employee Directors' Stock Plan (the "Directors' Plan"). Pursuant to the Directors' Plan, options originally could be granted with respect to an aggregate of 12,500 shares of Common Stock. Effective December 31, 1997, the Board of Directors terminated the Directors' Plan, which remains in effect only as to unexercised options granted under the Directors' Plan.

Audit Committee Report

   The Audit Committee serves as an independent and objective party to monitor Global Sports' financial reporting process and internal control system. The Audit Committee reviews and appraises the audit efforts of Global Sports' independent accountants and financial management, including internal auditing, if applicable, and provides an open avenue of communication among the independent accountants, financial and senior management and the Board of Directors. Each member of the Audit Committee is independent, as defined in Rule 4200(a)(15) of the National Association of Securities Dealers' listing standards. The Board of Directors adopted a written charter for the Audit Committee on June 14, 2000, a copy of which is filed with the Securities and Exchange Commission.

   The Audit Committee has reviewed and discussed the audited financial statements with Global Sports' management. The Audit Committee has also discussed with Deloitte & Touche LLP, the Company's independent auditors, the matters required to be discussed by Statement on Auditing Standards No. 61, "Communication with

Audit Committees." The Audit Committee has received the disclosures from Deloitte & Touche LLP required by Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees," and has discussed with Deloitte & Touche LLP their independence. Based upon the review and discussions referred to above, the Audit Committee recommended to the Board of Directors of Global Sports that the audited financial statements be included in Global Sports' Annual Report on Form 10-K for fiscal 2001 for filing with the Securities and Exchange Commission.

                                          Harvey Lamm
                                          Mark S. Menell
                                          Michael S. Perlis

                     BENEFICIAL OWNERSHIP OF COMMON STOCK

   The following table sets forth, as of April 1, 2002, the beneficial ownership of Global Sports Common Stock by: (i) each person known by Global Sports to be the beneficial owner of five percent or more of Global Sports' outstanding Common Stock, (ii) each director and nominee for director of Global Sports, (iii) each executive officer of Global Sports who is named in the Summary Compensation Table below (the "Named Officers") and (iv) the directors and executive officers of Global Sports as a group. Unless otherwise specified, all persons listed below have sole voting and investment power with respect to their shares. The business address of the officers and directors of Global Sports is that of Global Sports.

                   Name, Position and Address                       Number of Shares    Percentage
                      of Beneficial Owner                         Beneficially Owned(1)  of Class
                   --------------------------                     --------------------- ----------
Michael G. Rubin (2)
  Chairman, President and
  Chief Executive Officer........................................       7,317,096          18.9%
Robert W. Liewald (3)
  Executive Vice President,
  Merchandising..................................................         221,664             *
Arthur H. Miller (4)
  Executive Vice President and
  General Counsel................................................         224,176             *
Mark S. Reese (5)
  Executive Vice President and
  Chief Operating Officer........................................          88,538             *
Glenn P. Walls (6)
  Senior Vice President,
  Merchandising..................................................          10,800             *
Kenneth J. Adelberg (7)
  Director.......................................................         130,650             *
M. Jeffrey Branman (8)
  Director.......................................................          33,000             *
Ronald D. Fisher (9)
  Director.......................................................       9,922,600          25.0%
Harvey Lamm (10)
  Director.......................................................         162,260             *
Mark S. Menell (11)
  Director.......................................................       1,115,650           2.9%
Michael S. Perlis (12)
  Director.......................................................       9,928,850          25.0%
Jeffrey F. Rayport (13)
  Director.......................................................          48,750             *
Interactive Technology Holdings, LLC (14)........................      13,800,000          31.8%
SOFTBANK Affiliates (15).........................................       9,903,850          25.0%
All executive officers and directors as a group (15 persons) (16)      19,646,042          47.3%

--------
*  Less than one percent
(1) The securities "beneficially owned" by an individual are determined in accordance with the definition of "beneficial ownership" set forth in the regulations of the SEC. Accordingly, they may include securities owned by or for, among others, the wife and/or minor children of the individual and any other relative who has the same home as such individual, as well as other securities as to which the individual has or shares voting or investment power or has the right to acquire under outstanding stock options within 60 days of the date of this table. Beneficial ownership may be disclaimed as to certain of the securities.
(2) Includes 250,000 shares of Common Stock issuable upon the exercise of options.
(3) Includes 163,750 shares of Common Stock issuable upon the exercise of options and 10,000 shares of Common Stock issuable upon the exercise of warrants. Effective April 23, 2002, options to purchase 75,000 shares of Common Stock terminated.

(4) Includes 220,833 shares of Common Stock issuable upon the exercise of options. Effective April 23, 2002, options to purchase 100,000 shares of Common Stock terminated.
(5) Includes 40,624 shares of Common Stock issuable upon the exercise of options.
(6) Includes 7,500 shares of Common Stock issuable upon the exercise of options.
(7) Includes 85,000 shares of Common Stock issuable upon the exercise of options.
(8) Includes 25,000 shares of Common Stock issuable upon the exercise of options. Does not include any shares owned by ITH. ITH is a joint venture company formed by Comcast Corporation and QVC, Inc. Mr. Branman is
    President of Interactive Technology Partners, a subsidiary of Comcast Corporation that serves as financial advisor to ITH. Mr. Branman disclaims beneficial ownership of all shares owned by ITH. Mr. Branman is not named as a beneficial owner in Schedule 13D/A filed by ITH with the SEC on August 29, 2001.
(9) Consists of (i) 38,750 shares of Common Stock issuable to Mr. Fisher upon the exercise of options; (ii) 4,309,176 shares of Common Stock held by SOFTBANK Capital Partners LP; (iii) 4,235,098 shares of Common Stock held by SOFTBANK Capital LP; (iv) 109,576 shares of Common Stock held by
    SOFTBANK Capital Advisors Fund LP; (v) 624,978 shares of Common Stock issuable to SOFTBANK Capital Partners LP upon the exercise of warrants;
    (vi) 614,234 shares of Common Stock issuable to SOFTBANK Capital LP upon the exercise of warrants; and (vii) 10,788 shares of Common Stock issuable to SOFTBANK Capital Advisors Fund LP upon the exercise of warrants. Mr. Fisher is a Managing Director of the general partner of each of these SOFTBANK entities. Mr. Fisher disclaims beneficial ownership of these shares, except to the extent of his pecuniary interest.
(10) Includes 150,000 shares of Common Stock issuable upon the exercise of options.
(11) Consists of (i) 38,750 shares of Common Stock issuable upon the exercise of options; (ii) 764,400 shares of Common Stock held by Rustic Canyon; and
     (iii) 312,500 shares of Common Stock issuable to Rustic Canyon upon the exercise of warrants. Mr. Menell is a Partner of Rustic Canyon. Mr. Menell disclaims beneficial ownership of these shares, except to the extent of his pecuniary interest.
(12) Consists of (i) 25,000 shares of Common Stock issuable to Mr. Perlis upon the exercise of options; (ii) 4,309,176 shares of Common Stock held by SOFTBANK Capital Partners LP; (iii) 4,235,098 shares of Common Stock held by SOFTBANK Capital LP; (iv) 109,576 shares of Common Stock held by SOFTBANK Capital Advisors Fund LP; (v) 624,978 shares of Common Stock issuable to SOFTBANK Capital Partners LP upon the exercise of warrants;
     (vi) 614,234 shares of Common Stock issuable to SOFTBANK Capital LP upon the exercise of warrants; and (vii) 10,788 shares of Common Stock issuable to SOFTBANK Capital Advisors Fund LP upon the exercise of warrants. Mr. Perlis is a Managing Partner of SOFTBANK Capital Partners LP. Mr. Perlis disclaims beneficial ownership of these shares, except to the extent of his pecuniary interest.
(13) Consists of 48,750 shares of Common Stock issuable upon the exercise of options.
(14) Includes 4,800,000 shares of Common Stock issuable upon the exercise of warrants. The business address of Interactive Technology Holdings, LLC is c/o QVC, Inc., Studio Park, West Chester, PA 19380.
(15) Consists of (i) 4,309,176 shares of Common Stock held by SOFTBANK Capital Partners LP; (ii) 4,235,098 shares of Common Stock held by SOFTBANK
     Capital LP; (iii) 109,576 shares of Common Stock held by SOFTBANK Capital Advisors Fund LP; (iv) 624,978 shares of Common Stock issuable to SOFTBANK Capital Partners LP upon the exercise of warrants; (v) 614,234 shares of Common Stock issuable to SOFTBANK Capital LP upon the exercise of warrants; and (vi) 10,788 shares of Common Stock issuable to SOFTBANK Capital Advisors Fund LP upon the exercise of warrants. The business address of SOFTBANK is 10 Langley Road, Suite 403, Newtown Center, MA 02159.
(16) Includes (i) an aggregate of 1,435,514 shares of Common Stock issuable upon the exercise of options held by all executive officers and directors as a group; (ii) an aggregate of 10,000 shares of Common Stock issuable upon the exercise of warrants held by all executive officers and directors as a group; (iii) 4,309,176 shares of Common Stock held by SOFTBANK
     Capital Partners LP; (iv) 4,235,098 shares of Common Stock held by
     SOFTBANK Capital LP; (v) 109,576 shares of Common Stock held by SOFTBANK Capital Advisors Fund LP; (vi) 764,400 shares of Common Stock held by Rustic Canyon; (vii) 624,978 shares of Common Stock issuable to SOFTBANK Capital Partners LP upon the exercise of warrants; (viii) 614,234 shares of Common Stock issuable to SOFTBANK Capital LP upon the exercise of warrants; (ix)10,788 shares of Common Stock issuable to SOFTBANK Capital Advisors Fund LP upon the exercise of warrants; (x) 312,500 shares of Common Stock issuable to Rustic Canyon upon the exercise of warrants; and
     (xi) 4,800,000 shares of Common Stock issuable to Interactive Technology Holdings, LLC upon the exercise of warrants. Effective April 23, 2002, options to purchase 315,000 shares of Common Stock terminated.

             PROPOSAL 2--AMENDMENT OF CERTIFICATE OF INCORPORATION
               TO CHANGE GLOBAL SPORTS NAME TO GSI COMMERCE INC.

   The Company's current name is Global Sports, Inc. On February 5, 2002, the Board of Directors approved an amendment to the Company's Certificate of Incorporation to change the Company's name to GSI Commerce, Inc. The Certificate of Incorporation, as proposed to be amended is attached, as Appendix A to this Proxy Statement.

   Global Sports has evolved from providing outsource e-commerce solutions for sporting goods companies to serving other vertical categories, including general merchandise retailers and media companies, and, through the acquisition of Ashford.com, Global Sports serves the jewelry and luxury goods category. The Global Sports' name has become limiting, given the expanded focus of the Company's business. The new name, GSI Commerce, will maintain the corporate recognition already developed by Global Sports while also accommodating the Company's broadening focus.

   Stockholder approval of this proposal is required under Delaware law. Approval of the amendment to Global Sports' Certificate of Incorporation requires the affirmative vote of the holders of a majority of the outstanding shares of Global Sports Common Stock.

THE BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE AMENDMENT OF GLOBAL SPORTS' CERTIFICATE OF INCORPORATION TO CHANGE ITS NAME TO GSI COMMERCE, INC.

                            EXECUTIVE COMPENSATION

Compensation Committee Report

   Since May 2001, Global Sports' Compensation Committee of the Board of Directors was comprised of Messrs. Lamm, Perlis and Rayport. For fiscal 2001, the Compensation Committee reviewed the compensation of executive officers, made decisions regarding executive compensation and administered Global Sports' employee equity incentive plans.

   Global Sports' compensation policies for executive officers are to:

  .   provide compensation packages to attract, motivate and retain executives,

  . link a significant portion of compensation to financial results to reward successful performance, and

  . provide long-term equity based compensation to further align the interests of executives with those of the stockholders and further reward success and performance.

   The principal components of Global Sports' executive compensation are base salary, incentive compensation and periodic grants of stock options or awards. The award of bonuses and stock options serve as incentives for superior performance and are based upon both the performance of the executives and Global Sports.

   In determining compensation levels, Global Sports considers compensation packages offered by similar sized companies involved in similar businesses. Compensation levels for individual executive officers may be more or less than those offered by such other companies, depending on a subjective assessment of individual factors, such as the executive's position, skills, achievements, tenure with Global Sports and historical compensation levels.

   Global Sports has employment agreements with the following Named Officers:
Michael G. Rubin, Global Sports' Chairman, President and Chief Executive Officer, Arthur H. Miller, Global Sports' Executive Vice President and General Counsel and Mark S. Reese, Global Sports' Executive Vice President and Chief Operating Officer. Compensation of the Named Officers for fiscal 2001 was determined in accordance with these employment agreements as described herein. Mr. Rubin's compensation in fiscal 2001 consisted solely of the base salary provided for in his employment agreement. Other than through options, Mr. Rubin's compensation was not based on Global Sports' performance.

   Under the stock option plans established by Global Sports, stock options are periodically granted to employees at the discretion of the Board of Directors or Compensation Committee. It is contemplated that executives of Global Sports will be eligible to receive stock option grants, subject to individual performance and the performance of Global Sports as a whole.

   During fiscal 2001, Global Sports' Named Officers were granted a total of 1,385,000 options to purchase Common Stock at exercise prices ranging from $5.56 to $9.00 per share.

   Section 162(m) of the Code generally denies a deduction to any publicly held company, such as Global Sports, for certain compensation exceeding $1,000,000 paid in any taxable year to the chief executive officer and the four other highest paid executive officers, excluding, among other things, certain qualified performance-based compensation. The Board of Directors has not yet recommended any change to Global Sports' executive compensation policies and plans as a result of Section 162(m). The Compensation Committee has considered the impact of Section 162(m) and believes that it will not have a material adverse effect on Global Sports in fiscal 2002.

                                          Harvey Lamm
                                          Michael S. Perlis
                                          Jeffrey Rayport

Compensation Committee Interlocks and Insider Participation

   During fiscal 2001, the Compensation Committee consisted of Harvey Lamm, Charles R. Lax (until May 2001), Michael S. Perlis (beginning May 2001) and Jeffrey Rayport. None of the members of the Board's Compensation Committee is or has been an officer or employee of Global Sports. Mr. Perlis is a Managing Partner of SOFTBANK Capital Partners LP, the SOFTBANK affiliate through which SOFTBANK has acquired an aggregate of 4,309,176 shares of Global Sports Common Stock and warrants to purchase an aggregate of 624,978 shares of Global Sports Common Stock. Two other SOFTBANK affiliates, SOFTBANK Capital LP and SOFTBANK Advisors Funds LP, own 4,235,098 and 109,576 shares, respectively, of Global Sports Common Stock and warrants to purchase an aggregate of 614,234 and 10,788 shares, respectively, of Global Sports Common Stock. See also "Certain Relationships and Related Transactions."

Summary Compensation Table

   The following table sets forth information regarding compensation paid by Global Sports and its subsidiaries to each Named Officer.

                                                                            Long Term
                                                                          Compensation
                                                                     -----------------------
                                          Annual Compensation              Awards (1)
                                   ------------------------------    -----------------------
                                                                                  Securities
                                                                     Restricted   Underlying
                            Fiscal                    Other Annual     Stock       Options/     All Other
Name and Principal Position  Year   Salary   Bonus   Compensation(2)  Award(s)     SARS (#)  Compensation(3)
--------------------------- ------ -------- -------- --------------- ----------   ---------- ---------------
Michael G. Rubin             2001  $325,000       --          --            --          --       $   765
  Chairman, President and    2000   375,400       --          --            --          --           510
  Chief Executive Officer..  1999   450,000       --          --            --          --           510
Robert W. Liewald            2001   250,000       --          --            --     150,000         7,861
  Executive Vice President,  2000   200,000 $100,000          --            --      25,000         4,318
  Merchandising............  1999    90,769  100,000          --            --     105,000           170
Arthur H. Miller             2001   225,000  100,000          --            --     175,000         5,329
  Executive Vice President   2000   200,000  100,000          --            --      50,000         3,846
  and General Counsel......  1999    40,385   25,000    $130,505(4)   $149,900(5)  100,000            43
Mark S. Reese
  Executive Vice President   2001   250,000       --          --            --      25,000         8,250
  and Chief Operating        2000   144,231   30,000          --       199,421(6)  125,000        37,796(7)
  Officer..................  1999        --       --          --            --          --            --
Glenn P. Walls               2001   190,000       --          --        31,450(8)   30,000         3,021
  Senior Vice President,     2000   162,500   24,375          --            --      50,000            --
  Merchandising............  1999        --       --          --            --          --            --

--------
(1) Global Sports did not grant any stock appreciation rights during the years presented.
(2) Excludes perquisites and other personal benefits that do not, in the aggregate, exceed $50,000 or 10% of each officer's total salary and bonus.
(3) For fiscal 2001, consists of (i) Global Sports' matching contributions under its 401(k) Profit Sharing Plan in the amount of $375, $7,471, $4,939, $7,860 and $2,631 for Messrs. Rubin, Liewald, Miller, Reese and Walls, respectively, and (ii) insurance premiums paid by Global Sports with respect to term life insurance in the amount of $390 for each of Messrs. Rubin, Liewald, Miller, Reese and Walls.
(4) Consists of amounts reimbursed during fiscal 1999 for the payment of taxes.
(5) On August 9, 1999, Mr. Miller was granted a restricted stock award of 10,000 shares of Global Sports Common Stock vesting on the date of grant. The amount set forth in the table is the market value of the award on the date of grant, net of the amount paid by Mr. Miller.
(6) On May 26, 2000, Mr. Reese was granted a restricted stock award of 46,377 shares of Global Sports Common Stock vesting on the date of grant. The amount set forth in the table is the market value of the award on the date of grant, net of the amount paid by Mr. Reese.
(7) Includes $37,378 reimbursement of relocation costs paid pursuant to Mr. Reese's Employment Agreement.
(8) On January 5, 2001, Mr. Walls was granted a restricted stock award of 5,000 shares of Global Sports Common Stock vesting on the date of grant. The amount set forth in the table is the market value of the award on the date of grant, net of the amount paid by Mr. Walls.

Option/SAR Grants in Last Fiscal Year

   The following table sets forth certain information regarding options to purchase shares of Common Stock granted to the Named Officers during fiscal 2001. No SAR's were granted during fiscal 2001.

                                                                                     Potential Realized Value
                                                                                        at Assumed Annual
                                                                                       Rates of Stock Price
                                                                                     Appreciation for Option
                                                     Individual Grants                       Term (1)
                                       --------------------------------------------- ------------------------
                                        Number of    % of Total
                                        securities  Options/SARs Exercise
                                        underlying   Granted to  or Base
                                       Options/SARs Employees in  Price   Expiration
                 Name                  Granted (#)  Fiscal Year   ($/Sh)     Date       5% ($)      10% ($)
                 ----                  ------------ ------------ -------- ----------  ----------  ----------
Michael G. Rubin
  Chairman, President and Chief
  Executive Officer................... 1,000,000(2)     38.2%     $5.56    01/03/11  $3,498,571   $8,865,763
Robert W. Liewald
  Executive Vice President,               75,000(3)                5.56    01/03/11     262,393      664,931
  Merchandising.......................    75,000(4)      5.7       9.00    07/19/11     424,508    1,075,748
Arthur H. Miller
  Executive Vice President and General    75,000(5)                5.56    01/03/11     262,393      664,931
  Counsel.............................   100,000(6)      6.7       9.00    07/19/11     566,010    1,434,330
Mark S. Reese
  Executive Vice President and Chief
  Operating Officer...................    25,000(7)      1.0       5.56    01/03/11      87,464      221,644
Glenn P. Walls
  Senior Vice President,
  Merchandising.......................    30,000(8)      1.1       5.56    01/03/11     104,957      265,973

--------
(1) Represents the difference between the market value of the Common Stock for which the option may be exercised, assuming that the market value of the Common Stock on the date of grant appreciates in value to the end of the ten-year option term at annualized rates of 5% and 10%, respectively, and the exercise price of the option. The rates of appreciation used in this table are prescribed by regulation of the SEC and are not intended to forecast future appreciation of the market value of the Common Stock.
(2) Such option vests as follows: 250,000 on each of January 4, 2002, January 4, 2003, January 4, 2004 and January 4, 2005.
(3) Such option vests as follows: 37,500 shares on January 4, 2001 and 12,500 shares on each of January 4, 2002, January 4, 2003 and January 4, 2004.
(4) Such option vests as follows: 36,250 on July 20, 2001 and 38,750 on February 20, 2004.
(5) Such option vests as follows: 37,500 shares on January 4, 2001 and 12,500 shares on each of January 4, 2002, January 4, 2003 and January 4, 2004.
(6) Such option vests as follows: 50,000 shares on July 20, 2001, 2,084 shares on the 20/th day of each month thereafter for the next 23 months and 2,068 shares on July 20, 2003. /
(7) Such option vests as follows: 6,250 shares on each of January 4, 2001, January 4, 2002, January 4, 2003 and January 4, 2004.
(8) Such option vests as follows: 7,500 shares on each of January 4, 2001, January 4, 2002, January 4, 2003 and January 4, 2004.

Aggregated Option/SAR Exercises in Last Fiscal Year and Fiscal Year End Option/SAR Values

   The following table sets forth information regarding options to purchase shares of Common Stock exercised by the Named Officers during fiscal 2001 under Global Sports' stock option plans and the values of options held by such individuals at fiscal year end.

                                                                                   Value of Unexercised
                                                           Number of Securities        In-the-Money
                                                          Underlying Unexercised     Options/SARs at
                                                          Options/SARs at Fiscal     Fiscal Year End
                                Shares Acquired  Value           Year End              Exercisable/
             Name               on Exercise(#)  Realized Exercisable/Unexercisable  Unexercisable (1)
             ----               --------------- -------- ------------------------- --------------------
Michael G. Rubin
  Chairman, President and Chief
  Executive Officer............         --            --          0/1,000,000      $      0/$14,387,000
Robert W. Liewald
  Executive Vice President,
  Merchandising................         --            --      133,645/136,355       1,444,928/1,360,897
Arthur H. Miller
  Executive Vice President and
  General Counsel..............         --            --      183,592/141,408       1,917,379/1,533,496
Mark S. Reese
  Executive Vice President and
  Chief Operating Officer......     50,000      $538,962        10,937/89,063         163,209/1,369,241
Glenn P. Walls
  Senior Vice President,
  Merchandising................     20,000       181,747             0/60,000      $          0/811,658

--------
(1) Represents the aggregate market value (market price of the Common Stock less the exercise price) of the options granted based upon the closing sales price per share of $19.95 at the end of fiscal 2001.

Employment Agreements

   Michael G. Rubin. Effective January 1, 2001, Global Sports entered into a new employment agreement with Mr. Rubin for a term of four years to serve as Global Sports' President and Chief Executive Officer. Pursuant to the terms of the employment agreement, Mr. Rubin is entitled to receive (i) an annual base salary of $325,000 during fiscal 2001, subject to annual increases of $25,000 in each successive year, (ii) an annual bonus in such amount and based upon the achievement of such goals as Mr. Rubin and the Compensation Committee may determine and (iii) other benefits similar to those provided to Global Sports' other officers.

   Mr. Rubin's employment agreement may be terminated by Global Sports with cause, which is defined to include gross negligence or willful misconduct in the performance of his duties under the agreement, willful breach of the agreement or conviction of a felony. Mr. Rubin may terminate his employment with Global Sports for good reason, which is defined to include, among other things, demotion or removal from his position or diminishment of his duties, reduction in base salary or a material reduction in benefits, breach of the agreement by Global Sports or relocation of Mr. Rubin's principal place of employment. In the event of termination by Global Sports other than for cause or termination by Mr. Rubin for good reason, Global Sports will pay Mr. Rubin two years of his base salary, in accordance with Global Sports' normal payroll practices, and provide Mr. Rubin with his benefits during such two-year period. Under the employment agreement, for a period of two years following his termination, Mr. Rubin is prohibited from engaging in a business that is competitive with Global Sports' business or from soliciting employees of Global Sports to become an employee of someone else.

   Mark S. Reese. On May 30, 2000, Global Sports entered into an employment agreement with Mark S. Reese, Executive Vice President and Chief Operating Officer of Global Sports, for a term of four years beginning May 29, 2000. Mr. Reese is entitled to receive the following compensation: (i) an annual base salary of $250,000 for fiscal 2000, subject to annual increases in accordance with Global Sports' annual performance review procedures, (ii) incentive bonuses up to $50,000 as determined by Global Sports' Chief Executive Officer,
(iii) an automobile allowance of $1,000 per month and (iv) other benefits similar to those provided to Global Sports' other officers.

   Arthur H. Miller. On August 9, 1999, Global Sports entered into an employment agreement with Arthur H. Miller, Executive Vice President and General Counsel of Global Sports, for an initial term, beginning September 20, 1999, of five years that has been extended by two years. Mr. Miller is entitled to receive the following compensation: (i) an annual base salary of $200,000 for fiscal 2000 subject to annual increases of $25,000, (ii) an incentive bonus of $100,000, as determined by Global Sports' Chief Executive Officer, (iii) an automobile allowance of $1,000 per month and (iv) other benefits similar to those provided to Global Sports' other officers.

   Each of Messrs. Miller's and Reese's employment agreements may be terminated by Global Sports with cause, which is defined similarly to the definition of cause in Mr. Rubin's agreement. In addition, Messrs. Miller and Reese may terminate their agreements for good reason, which is defined similarly to the definition of good reason in Mr. Rubin's agreement. In the event of termination by Global Sports other than for cause or termination by Mr. Miller or Mr. Reese for good reason, Global Sports will pay the executive the severance and benefits specified in his agreement. Messrs. Miller's and Reese's employment agreements each contain a one year restrictive covenant similar to the one in Mr. Rubin's agreement.

                            STOCK PERFORMANCE GRAPH

   The following graph shows a comparison of the cumulative total return for Global Sports Common Stock, the ISDEX Internet Stock Index and the NASDAQ Stock Market, assuming an investment of $100 in each on December 29, 1996, and the reinvestment of all dividends. The data points used for the performance graph are listed below.

                                    [CHART]

Total Return Analysis      12/29/96 12/31/97 12/31/98 12/31/99 12/31/00 12/29/01
---------------------      -------- -------- -------- -------- -------- --------
Global Sports............. $100.00  $ 54.99  $157.51  $251.28  $110.64  $399.06
ISDEX Internet Stock Index $100.00  $100.37  $338.69  $864.67  $363.06  $181.76
NASDAQ.................... $100.00  $122.15  $171.24  $318.72  $193.50  $152.76

   Note: Stock price performance shown in the Stock Performance Graph for Global Sports Common Stock is historical and not necessarily indicative of future price performance.

                CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

   Global Sports does not have any formal policy concerning the direct or indirect pecuniary interest of any of its officers, directors, security holders or affiliates in any investment to be acquired or disposed of by Global Sports or in any transaction to which Global Sports is a party or has an interest. Global Sports will not enter into any such transactions unless approved by a majority of the entire Board of Directors, not including any interested director, or a majority of the Audit Committee.

   Prior to moving to its current location, Global Sports' main executive offices and warehouse were located in a 75,000 square foot facility leased from Michael G. Rubin, Global Sports' Chairman, President and Chief Executive Officer. The lease was terminated effective December 30, 2000 in exchange for a $500,000 payment by Global Sports to Mr. Rubin in full satisfaction of Global Sports' obligations to Mr. Rubin under the lease. Payments by Global Sports to Mr. Rubin under the lease totaled approximately $500,000 in fiscal 2001.

   On September 13, 2000, Global Sports agreed to sell to ITH, a joint venture company formed by Comcast Corporation and QVC, Inc., 5,000,000 shares of Global Sports Common Stock at $8.15 per share for an aggregate purchase price of $40.8 million. In addition, ITH agreed to purchase, for approximately $563,000, five-year warrants to purchase an additional 4,500,000 shares of Global Sports Common Stock, at prices ranging from $8.15 to $10.00 per share.

   On July 20, 2001, Global Sports agreed to sell to ITH 3,000,000 shares of our Common Stock at $10.00 per share for an aggregate purchase price of $30.0 million. In addition, Global Sports issued to ITH a five-year warrant to purchase an aggregate of 300,000 shares of Global Sport's Common Stock at an exercise price of $6.00 per share in consideration for certain corporate development services performed by ITH on behalf of Global Sports. Mr. Branman is President of Interactive Technology Partners, a subsidiary of Comcast Corporation, which provides financial advisory services to ITH.

   Global Sports has entered into strategic alliances to provide procurement and fulfillment services for QVC, Inc. and for certain partners which may be considered affiliates of SOFTBANK America Inc. (or its related companies). Global Sports recognized net revenues of $3.5 million on sales to these related parties in fiscal 2001. The terms of these sales are comparable to those given to other Global Sports partners.

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

   Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") requires Global Sports' directors, executive officers, and persons who own more than 10% of a registered class of Global Sports' equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of Global Sports. Officers, directors and greater than 10% stockholders are required by SEC regulations to furnish Global Sports with copies of all Section 16(a) forms they file.

   To Global Sports' knowledge, based solely on a review of the copies of such reports furnished to Global Sports and written representations that no other reports were required, all Section 16(a) filing requirements applicable to Global Sports' executive officers, directors and greater than 10% beneficial stockholders were complied with during fiscal 2001, except that the following reports were not timely filed: initial statement of beneficial ownership of securities and statement of changes in beneficial ownership filed by Mr. Perlis.

                                 OTHER MATTERS

   As of the date of this Proxy Statement, Global Sports knows of no other business that will be presented for consideration at the Annual Meeting (other than procedural matters). However, the enclosed proxy confers discretionary authority to vote with respect to any and all of the following matters that may come before the Annual Meeting: (i) matters that Global Sports' Board of Directors does not know, a reasonable time before proxy solicitation, are to be presented for approval at the Annual Meeting; (ii) approval of the minutes of a prior meeting of stockholders, if such approval does not constitute ratification of the action at the meeting; (iii) the election of any person to any office for which a bona fide nominee is unable to serve or for good cause will not serve;
(iv) any proposal omitted from this Proxy Statement and the form of proxy pursuant to Rules 14a-8 or 14a-9 under the Exchange Act; and (v) matters incident to the conduct of the Annual Meeting. If any such matters come before the Annual Meeting, the proxy agents named in the accompanying proxy card will vote in accordance with their judgment.

                        INDEPENDENT PUBLIC ACCOUNTANTS

General

   The appointment of an independent public accountant is approved annually by the Board of Directors based upon the recommendation of the Audit Committee. The accounting firm of Deloitte & Touche LLP acted as Global Sports' independent public accountants for fiscal 2001. No independent public accountant has been selected for fiscal 2002 as the Audit Committee has not yet made its recommendation. A representative of Deloitte & Touche LLP is expected to be present at the Annual Meeting and to have the opportunity to make a statement, if he or she desires to do so, and is expected to be available to respond to appropriate questions.

Audit Fees

   The aggregate fees billed by Deloitte & Touche LLP for professional services rendered for the audit of Global Sports' annual financial statements for the fiscal year ended December 29, 2001 and the reviews of the financial statements included in Global Sports' Forms 10-Q for fiscal 2001 were approximately $346,000.

Financial Information Systems Design and Implementation Fees

   The aggregate fees billed by Deloitte & Touche LLP for professional services related to financial information systems design and implementation for fiscal 2001 were approximately $106,000.

All Other Fees

   The aggregate fees billed for services rendered by Deloitte & Touche LLP, other than for services covered by the preceding two paragraphs, totaled approximately $77,000 for fiscal 2001.

   The Audit Committee has considered and determined that the services provided by Deloitte & Touche LLP are compatible with Deloitte & Touche LLP maintaining its independence.

                            ADDITIONAL INFORMATION

   Global Sports is subject to the reporting requirements of the Exchange Act, and in accordance therewith files periodic reports and other information with the SEC. Such reports, proxy statements and other information concerning Global Sports may be inspected and copies may be obtained (at prescribed rates) at Public Reference Room maintained by the SEC at Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8092. In addition, electronically filed documents, including reports, proxy and information statements and other information regarding Global Sports, can be obtained from the SEC's website at http://www.sec.gov.

                             STOCKHOLDER PROPOSALS

   A shareholder proposal for Global Sports' 2003 Annual Meeting must be submitted to Global Sports at its office located at 1075 First Avenue, King of Prussia, Pennsylvania, 19406, by December 30, 2002 to receive consideration for inclusion in Global Sports' 2003 Annual Meeting proxy materials. Any such proposal must also comply with the proxy rules under the Exchange Act, including Rule 14a-8.

   In addition, the deadline for providing Global Sports timely notice of any stockholder proposal to be submitted outside of the Rule 14a-8 process for consideration at Global Sports' 2003 Annual Meeting is March 15, 2003. As to all such matters which Global Sports does not have notice on or prior to March 15, 2003, discretionary authority shall be granted to the persons designated in Global Sports' proxy related to the 2003 Annual Meeting to vote on such proposal.

                                 ANNUAL REPORT

   This Proxy Statement is accompanied by Global Sports' Annual Report to Stockholders for fiscal 2001 (the "Annual Report").

   Global Sports will furnish without charge to each person to whom this proxy statement is delivered, a copy of any or all of the documents incorporated by reference in Global Sports' Annual Report on Form 10-K for the fiscal year ended December 29, 2001, other than exhibits to such documents (unless such exhibits are specifically incorporated by reference to the information that is incorporated), upon the written request of such person. Requests should be sent to:

                              Global Sports, Inc.
                               1075 First Avenue
                           King of Prussia, PA 19406
                                (610) 265-3229
                         Attention: Investor Relations



                                          By Order of the Board of Directors,

                                          /s/ Arthur H. Miller
                                          Arthur H. Miller,
                                          Secretary

                                                                     Appendix A

                 PROPOSED FORM OF CERTIFICATE OF AMENDMENT TO
             AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF
                              GLOBAL SPORTS, INC.

                           CERTIFICATE OF AMENDMENT
                                      TO
               AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
                                      OF
                              GLOBAL SPORTS, INC.

   Global Sports, Inc., a Delaware corporation (the "Corporation"), does hereby certify that:

   FIRST: This Certificate of Amendment amends provisions of the Corporation's Amended and Restated Certificate of Incorporation ("Certificate of Incorporation").

   SECOND: The terms and provisions of this Certificate of Amendment have been duly adopted in accordance with Section 242 of the General Corporation Law
   of the State of Delaware and shall become effective at       , eastern time,
   on       , 2002.

   THIRD: Article I of the Certificate of Incorporation is hereby amended by deleting Article I in its entirety and replacing it with the following:

       ARTICLE I: The current name of the Corporation is GSI Commerce, Inc. The name under which the Corporation was originally incorporated was ABE Corporation, and the date of filing of its original Certificate of Incorporation with the Secretary of State of the State of Delaware was September 15, 1985.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to
be signed by its President and Chief Executive Officer on this        day of
      , 2002.

                                          By:________________________________
                                          Michael G. Rubin,
                                          President and Chief Executive Officer

 PROXY
                              GLOBAL SPORTS, INC.
                 Annual Meeting of Stockholders--May 23, 2002
   SOLICITED ON BEHALF OF THE COMPANY AND APPROVED BY THE BOARD OF DIRECTORS

    The undersigned hereby appoints Michael G. Rubin and Kenneth J. Adelberg to act as attorneys and proxies for the undersigned, with full powers of substitution, to appear at the Annual Meeting of Stockholders of Global Sports, Inc. (the "Company") to be held on the 23th day of May, 2002 at the Radisson Hotel Valley Forge, 1160 First Avenue, King of Prussia, Pennsylvania 19406 and at any postponement or adjournment thereof, and to vote all of the shares of the Company that the undersigned is entitled to vote, with all the powers and authority the undersigned would possess if personally present. The undersigned hereby directs that this proxy be voted as follows:

 1. To elect eight directors, each to hold office for one-year terms and until their successors are elected and qualified. Nominees: Michael G. Rubin, Kenneth J. Adelberg, M. Jeffrey Branman, Ronald D. Fisher, Harvey Lamm, Mark S. Menell, Michael S. Perlis and Jeffrey F. Rayport.

              FOR the nominees listed   WITHHOLD AUTHORITY to
              below (except as          vote for all nominees
              indicated below)                     [_]
                         [_]

 INSTRUCTION: To withhold authority to vote for any nominee write that nominee's name in this space: ________________________________________ .

 2. To approve the amendment of Global Sports' Certificate of Incorporation to change Global Sports' name to GSI Commerce, Inc.

                   [_] FOR      [_] AGAINST      [_] ABSTAIN

    THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED "FOR" ELECTION OF ALL NOMINEES FOR DIRECTOR LISTED IN THE ACCOMPANYING PROXY STATEMENT AND "FOR" APPROVAL OF THE AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION. A MAJORITY OF THE PROXY AGENTS PRESENT AND ACTING IN PERSON OR BY THEIR SUBSTITUTES (OR IF ONLY ONE IS PRESENT AND ACTING, THEN THAT ONE) MAY EXERCISE ALL THE POWERS CONFERRED HEREBY. DISCRETIONARY AUTHORITY IS CONFERRED HEREBY AS TO CERTAIN MATTERS DESCRIBED IN THE COMPANY'S PROXY STATEMENT.

    The Board of Directors recommends a vote "FOR" election of all nominees for director and "FOR" approval of the amendment to the Company's Certificate of Incorporation.

                                   (Continued and to be SIGNED on Reverse Side)

                         (Continued from reverse side)
    Should the undersigned be present and choose to vote at the Meeting or at any adjournments or postponements thereof, and after notification to the Secretary of the Company at the Meeting of the stockholder's decision to terminate this proxy, then the power of such attorneys or proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by filing a written notice of revocation with the Secretary of the Company or by duly executing a proxy bearing a later date.

    Receipt of the Notice of the Annual Meeting and Proxy Statement relating thereto is hereby acknowledged.

    PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                               Dated: ____________________________, 2002
                                           (Please date this Proxy)

                               _________________________________________________

                               _________________________________________________
                                       (Signature(s) of Stockholder(s))

                               Please sign exactly as your name(s) appear(s) to the left. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.